June 29, 2007

Dear Mike,

Caneum, Inc. (Caneum) in conjunction with Execustaff HR, Inc. (Execustaff) is pleased to confirm the offer extended to join the company in the position of Vice President-Application Services. In this position, you will report to Gary Allhusen with a start date of July 2, 2007. This is an exempt, full time position for which your bi-weekly base salary will be $4,615, which is equivalent to an annual base salary of $120,000.

You will be eligible to participate in any bonum plan(s) established by Caneum's Board of Directors or compensation committee for employees of similar grade, position and title. In addition, you will be eligible for our commission program outlined below.

Sales Commission: 13% of adjusted gross martin (AGM) billings for which you were directly involved. ACM is defined as the Gross
Margin after adjustments for W2 (20%) and 1099 / Corp Load (2%).

A base option grand will also be awarded as outlined in Attachment A.

Through Execustaff, this position is eligible to participate in a comprehensive benefit program which includes medical, vision and dental insurance, life and long term disability coverage, a
Section 125 Flexible Spending Account, a 401(k) Plan, accrue PTO leave, and paid holidays (provided that you meet the eligibility requirements of the plans and policies).

Execustaff acknowledges that any employee performing services for Caneum, Inc. Is an employee of Caneum, Inc. for purposes of determining whether such employee is qualified to receive incentive stock options or any other stock based compensation pursuant to the code, applicable by law, and election of accounting treatment for the same Any stock agreement issued to you by Caneum, Inc. will be an agreement between you and Caneum, Inc. The agreement will be issued to you separately.

You will be employed by Caneum through Execustaff, a Professional Employer Organization providing human resources management. The first and last payment by the Company to you will be adjusted, if necessary, to reflect a commencement or termination date other than the first of last working day of a pay period.

As a condition of employment, you ill be expected to abide by company rules and regulations, and you will be required to sign an Employee Confidentiality Agreement. You should also note that you will be required to show proof of citizenship, permanent residency in the U.S., or authorization to work in the U.S. when you begin work. Execustaff will require this documentation on your first day at work and it must be provided no later than three (3) business days.

Notwithstanding anything herein to the contrary, lease understand you employment is at will, voluntarily entered into and is for no specific period. As a result, you are free to resign at any time, for any reason or for no reason. Similarly, the Company is free to concluded its at-will employment relationship with you at any time, with our without cause, and with or without notice. Hs at-will relationship cannot be altered unless specifically set forth in writing and signed by both you and the Executive Vice President of Caneum.

In the even of any dispute or claim relating to or arising out of our employment relationship, you and the Company agree that all such disputes, including but not limited to, claims of harassment, discrimination and wrongful termination, shall be fully and finally resolved by a neutral binding arbitrate under the rule of the Judicial Arbitration and Mediation Services/Enddisputes is San Jose, California (hereafter JAMS).
If the relationship between Execustaff and Caneum is terminated for any reason, I agree that Caneum will become solely responsible as my employer for all payroll, workers compensation and benefits, including severance and vacation pay, and I agree to seek the same only from Caneum.

Mike, we hope you agree that you have a great contribution to Caneum, Inc., and that you will find working here a rewarding experience. We look forward to a favorable reply and the opportunity o working with you to create a more successful company. This offer is effective until the close of business on July 15, 2007.

Regards,

/s/Gary Allhusen
Gary Allhusen, Executive Vice President
Caneum Inc.

Please specify acceptance or rejection of this offer by returning this form with your signature.

I agree to accept the enclosed offer of employment with Caneum, Inc., through Execustaff conditioned upon Caneum's application process and standard background check.

My start date will be July 2, 2007.

/s/ Michael Woods

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

Attachment A- Stock Option and Performance Compensation Elements

Stock Options associated with Employee's position as Director:

Upon execution of this Agreement, Employee will be granted 200m000 ISO options as a bas option plan priced at 100% of the then fair market value of Caneum common stock, as determined by the Compensation Committee at the first regular meeting of the Board of Directors after the Employee's date of hire. Vesting for the 200,000 ISO based options will conform to the following schedule: (1) Options will vest over a four year period with 12/48th vesting after the first ye of employment and 1/48th vesting per month over the subsequent three-year period. Additionally, Employee will be granted 450,000 ISO options as an incentive plan priced at 100% of the then fair market value of Caneum common stock. Vesting for the 450,000 ISO performance options cited would follow the following formulaic schedule, 450,000 performance based vesting exclusively based on the adjusted gross margin that you help deliver to Caneum at the following rate: (1) X divided by $1,500,000 times 450,000 options, where X is the dollar amount of adjusted gross margin achieved by the Employee's new book of business each quarter commencing on the Employee's date of hire or (2) at the 4 year 6 month anniversary of Employees employment with Caneum. The gross margin can be generated from any of Caneum's lines of business.

The grant will be subject to the terms, definitions and provisions of Caneum's 2002 Stock Option/Stock Issuance Plan (the
Option Plan) which is incorporated herein by reference. In the event of a conflict between this Agreement and the Stock Option
Agreement, this Agreement shall control.

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

                     Arbitration Agreement

Our company greatly values its relationships with its employees. We realize that no matter how hard we try, an occasional breakdown in the relationship may occur. The purpose of this Arbitration Agreement (Agreement) to is help avoid the time, expense and emotions associated with dragging our problems through the litigation system.

1. In the event of any dispute or claim relating to or arising out of my co-employment with Execustaff HR, Inc. and Canum, Inc. (hereinafter collectively referred to as company) or the termination of my employment with the Company for any reason, except for workers compensation and benefits claims, and claims for any violation of any law, statute, regulation or ordinance.

     a) All potential claims arising out of or relating to the employment relationship includes any claims of breach of contract, tort, discrimination, harassment, compensation and benefits claims, and claims for any violation of any law, statutes, regulation or ordinance.

     b) Any claims against supervisors, co-employees, officers, directors, agents, pension or benefits plans must be arbitrated if the claims against the individuals arise of, or relate to their actions on behalf of the Company.

2. This agreement shall be construed, interpreted, governed, and enforced in accordance with the laws of the state of CALIFORNIA, without regard to choice-of-law provision. The
Employee hereby consents to personal and exclusive jurisdiction and venue in the State of CALIFORNIA.

3. Any dispute or claim covered by this Agreement shall be resolved by binding arbitration under the rules of the American Arbitration Association (AAA) for resolution of employment disputes. A single arbitrator shall be selected according the AAA rules. A single arbitrator will be selected and any decision or award of the arbitrator shall be in writing, including findings of fact and conclusions of law. The arbitrator's decision or award will be final and binding upon the parties.
The arbitrator shall conduct the arbitration in accordance with the CALIFORNIA Evidence Code.

4. The parties shall be entitled to engage in reasonable discover in the forms of requests for documents, interrogatories, request for admission, physical and/or mental examinations and depositions, in order to obtain information to prosecute or defend the claims brought.

5. In the event of any dispute or claim filed by the Employee or the Company shall pay the arbitration costs and fees. Each party shall pay for each party's attorney's fees and costs; if any. However, the Arbitrator may, in his or her discretion, permit the prevailing party to recover fees and costs to extent permitted by applicable law.

6. The Arbitrator shall issue a written award, setting forth the award and basis therefore. The award shall be final and binding upon the parties. The Arbitrator shall have the owner to award any type of relief that would be available in a court of competent jurisdiction. In addition, the Arbitrator shall have the authority to order any party found to have presented any claims or defense without substantial justification to pay the other party's attorney's fees and costs. Any award may be entered as judgment in any court of competent jurisdiction.

7. This agreement can be modified or revoked only by a written agreement signed by the employee and CEO of Execustaff HR, Inc.


 that specifically states intent to modify or revoke this Agreement.

8. Severability: In the event that any provision, or any portion thereof, becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision or portion of said provision.

Accepted by:

/s/ Michael Woods
July 6, 2007                    3

               Employee Confidentiality Agreement

This Agreement is intended to set forth in writing my responsibilities as an employee of Caneum, Inc., (the Company)

I understand that I may be exposed to confidential and proprietary information of the Company, which is extremely valuable to the Company. As a condition of my employment with Caneum, Inc. its subsidiaries, affiliates, successors or assigns (together with the Company), and in consideration of my further employment with the Company and my receipt of the compensation now and hereafter paid to me by Company, I agree to the following:

1.   Effective Date:     This agreement (Agreement) shall be
effective as of the date below.

2.   Confidentiality:    I will maintain in confidence and will
not disclose, disseminate or use, either during or after the term of my employment with Company, any proprietary or confidential information belonging to the Company (Confidential Information), whether or not in written form, except to the extent required to perform duties on behalf of the Company.

Confidential Information refers to any information which has commercial value and concerns the business of the Company or its customers or suppliers, which was disclosed to me by the Company or its customers, suppliers, clients, consultants, licensors, licensed dealers or distributors or which was learned, discovered, developed, conceived, originated or prepared by me in the scope of my employment with the Company. Such Confidential Information includes, but is not limited to, information relating to the margins, marketing, promotions, merchandising plans and strategies, finances, financing, financial and accounting data and information, suppliers, customers, customer lists, purchasing data, sales and marketing plans, distributions, promotions, selling activities, future business plans and any and all other information which is deemed proprietary and confidential by the Company, as well as Intellectual Property, Inventions, and Works of Authorship. The obligations contained in this section shall no apply to any information, which becomes generally in known in the trade of industry not as a result of a breach of this Agreement.

Intellectual Property is defined as any and all Inventions, Works of Authorship, Patents, Trademarks, and Copyrights which i0 related directly to the business of the Company or the actual or demonstratively anticipated research or development of the Company, or (ii) result for any work performed by me for the Company, or iii) any Company equipment, supplies, facilities or trade secret information that is used to develop or improve said Intellectual Property, or iv) are not developed entirely on my own time.

Inventions means any and all discoveries, improvements, ideas, concepts, creative works and designs, whether or not they are in writing or reduced to practice and whether or not they are patentable.

Works of Authorship means those works fixed in any tangible medium of expression from which they can perceived, reproduced or otherwise communicated, either directly or with the aid of a machine or device, whether or not they are copyrightable. They may include, but are not limited to, designs, formulas, developmental or experimental work, know-how, products, processes, computer programs, source codes, databases, designs, schematics, and any and all other original Works or Authorship.

3.   Company's Materials:     Upon termination of my employment
with Company or at any other time upon the Company's request, I will promptly deliver to the Company, without retaining any copies, any and all papers, notes, data, references, materials, sketches, drawings, memoranda, documentation, software, tools, apparatus, and any and all other materials furnished to me by the Company or prepared by me for the Company as a result of my employment with the Company.

4. Passwords and Keys: Unless I receive prior written approval of my manager, I will not (i) reveal, disclose or otherwise make available to any person (including, but not limited to, Company employees or agents) any Company password or key, whether or not the password or key is assigned to me (including network or voice network passwords), or (ii) obtain, possess or use in any manner a company password or key which is not assigned to me.

5.   Personal Computers and Software:   I will use my best
efforts to prevent the unauthorized use of any personal computer
(PC), peripheral device, software or related technical documentation used to me by Company, and I will not input, load or otherwise attempt to use any unauthorized software, source code or object code in any Company PC, whether or not such PC is assigned to me.

6.   Access to Restricted Facilities:   Unless I receive the
prior written approval of my manager, I will not attempt to gain access to or enter any restricted Company facility, area room, nor abuse or misuse any authority delegated to me by the Company to gain access to or enter any restricted Company facility, area or room.

7. Security Policies: I will abide by all Company security policies, procedures and standards which have been communicated to me during the course of my employment with the Company.

8. Survival: Notwithstanding the termination of my employment with the Company, Section 2 (Confidentiality) and 4 (Passwords and Keys) of this Agreement shall survive such termination.

9.   Specific Performances:   The company considers this
Agreement to be vitally important to the protection of our business. A breach of any of the provisions of this Agreement will cause irreparable damage to the Company for which there will be not adequate remedy at law, and the Company shall be entitled to injunctive relief and/or a decree for specific performance and such other relief as may be proper. The Company intends to enforce the terms of the Agreement and to seek appropriate injunctions or restraining orders, as well as monetary damages, should I violate this Agreement.

10. Legal Consultation: I have been advised to consult an attorney regarding any questions I have, and that the Employees and Agents of The Company are ot authorized to, and will not, give me legal advice concerning this Agreement.

11.  Entire Agreement:   This Agreement constitutes the entire
agreement between the parties relating to this subject matter and supersedes all prior or simultaneous representations, discussions, negotiations, and agreements, whether written or oral. This Agreement may be amended or modified only with written consent of both myself and the Company. No oral waiver, amendment or modification will be effective under any circumstances whatsoever. This Agreement does not in any way restrict my right or the right of the Company to terminate my employment at any time, for any reason or for no reason.

12. Severability. In the event that any provision, or any portion thereof, becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable of void, this Agreement shall continue in full force and effect without said provision.

EMPLOYEE
/s/ Michael Woods
Michael Woods
VP Application Services
July 6, 2007

COMPANY AUTHORIZATION
/s/ Lisa Bishop
Lisa Bishop
Corporate Services
July 6, 2007
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